STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (the “Agreement”) is entered into between Dean Dumont (the “Purchaser”) and Michael A. S. Green, Adrienne Green and Martin Green (collectively the “Sellers”) as of May 27, 2004. For purposes of this Agreement, each of Purchaser and the Sellers shall be referred to individually as a “Party” and both of them shall be referred to collectively as the “Parties”.

Recitals

A.

The Sellers desire to sell an aggregate of 2,550,000 shares (the “Shares”) of the no par value common stock of MIAD Systems, Ltd., an Ontario (Canada) corporation (the “Company”). The 2,450,000 shares issued to Michael and Adrienne Green have not been registered with the Securities and Exchange Commission (“SEC”). Sellers’ sale, and Purchaser’s purchase, of the shares shall be conditioned upon, and shall occur simultaneously with or immediately after:

(i)

the consummation of the reverse acquisition (the “Acquisition”) of all of the outstanding stock of NewsWireCentral Inc., a Nevada corporation (Nevco”), by the Company pursuant to the Acquisition Agreement between the Company and Nevco; and

(ii)

the sale of all of the assets, undertakings and liabilities of the Company to a new company (“Newco”) owned by Michael Green.

The foregoing shall hereinafter be referred to as the “Closing Conditions”.

B.

The Sellers wish to sell the Shares to Purchaser, and Purchaser wishes to purchase the Shares from the Sellers, according to the terms and conditions of this Agreement

.

Agreement

In consideration of the premises and of the mutual covenants contained in this Agreement, the Parties agree as follows:

1.

Purchase And Sale Of Shares.

1.1

Purchase And Sale. Subject to the terms and conditions of this Agreement, the Sellers hereby agree to sell to Purchaser, and Purchaser hereby agrees to purchase from the Sellers, the Shares.

1.2

Purchase Price. The Purchase Price for the Shares shall be an aggregate of U.S. $250,000 (the “Purchase Price”), or U.S. $.0980392 per Share, payable by wire transfer or bank draft.

1.3

Closing. The purchase and sale of the Shares shall be consummated in the manner described in this Section 1.3. The consummation (the “Closing”) of the purchase of the Shares shall occur on or before May 27 2004, or such earlier or later date as may be agreed to by the parties and shall be conditioned upon:

(a)

the satisfaction of the Closing Conditions;

(b)

the resignation of the existing directors and officers of the Company in favour of nominees of the Purchaser;

(c)

Before the closing of this Agreement Seller shall have resigned from any and all positions as Director and or officer of the Company and shall not hold 10% or more of the Company’s securities as defined in Section 13-d of the Securities Exchange Act of 1934.

(d)

the representations and warranties of the Sellers shall be true and correct on Closing.

Upon the execution of this Stock Purchase Agreement, the Sellers and Purchaser shall enter into a mutually satisfactory escrow arrangement, in which Sellers will deposit the Shares into an escrow at the Law Offices of David Kornhauser and Purchaser will deposit funds amounting to the Purchase Price into the escrow. The Purchase Price and Shares will be released from the escrow to Sellers and Purchaser, respectively, upon the completion of Closing in accordance with Section 1.3.

If the conditions to the release of the Shares and Purchase Price are not satisfied or waived by 6:00 PM on the day of the Closing, then the Purchase Price shall be released to Purchaser and the Shares to Sellers and this Agreement shall terminate.

2.

Representations of the Sellers. The Sellers represent, warrant and agree to and with Purchaser as follows:

(a)

The Sellers of the restricted shares are the sole beneficial, legal, and of record owners of the Shares and have held the Shares for at least two (2) years;

(b)

The Sellers have full power, authority, and legal right to sell the Shares;

(c)

There are no claims, liens, or other encumbrances on the Shares;

(d)

This Agreement constitutes a legal and binding obligation of the Sellers, and is valid and enforceable against the Sellers and the Sellers’ successors in accordance with its terms; and

(e)

Other than the restrictions imposed by Rule 144 of the Securities Act of 1933, there are no other restrictions on Seller’s right or ability to sell the Shares to Purchaser.

3.

Representations of Purchaser. Purchaser hereby represents, warrants, and agrees to and with the Sellers as follows:

(a)

Purchaser has full power, authority, and legal right to purchase the Shares from the Sellers, and the execution of this Agreement by Purchaser does not require the consent of, or notice to, any party not previously obtained or given; and

(b)

This Agreement constitutes a legal and binding obligation of the Purchaser, and is valid and enforceable against Purchaser and Purchaser’s successors in accordance with its terms.

4.

Additional Covenants.

4.1

Brokerage Commissions And Finders’ Fees. The Sellers shall indemnify and hold harmless Purchaser from any loss, cost, or expense arising out of a claim for brokerage commissions, finders’ fees or other like payment with respect to this Agreement or the transfer of the Shares if such claim is based upon any agreement or understanding with the Sellers or any of the Sellers’ representatives or agents. Purchaser shall indemnify and hold harmless the Sellers from any loss, cost or expense arising out of any claim for brokerage commissions, finders’ fees or other like payment with respect to this Agreement or other transfer of the Shares if such claim is based upon any agreement or understanding with Purchaser or any of Purchaser’s representatives or agents.

4.2

Expenses. Each respective Party will pay all expenses and fees of his or its legal counsel, accountants, and other agents and advisers incurred pursuant to this Agreement regardless of whether the transactions contemplated in this Agreement are consummated.

5.

Miscellaneous.

5.1

Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof.

5.2

Notice. All notices, requests, demands, directions and other communications (“Notices”) provided for in this Agreement shall be in writing and shall be mailed or delivered personally or sent by email to the applicable Party at the address of such Party set forth below in this Section 5.2. When mailed, each such Notice shall be sent by first class, certified mail, return receipt requested, enclosed in a postage prepaid wrapper, and shall be effective on the third business day after it has been deposited in the mail. When delivered personally, each such Notice shall be effective when delivered to the address for the respective Party set forth in this Section 5.2. When sent by email or facsimile each such Notice shall be effective on the first business day on which or after which it is sent. Each such Notice shall be addressed to the Party to be notified as shown below:

Purchaser:

Dean Dumont

99 Boulder Dr., Milford, NH 03055

Facsimile: 603-673-5034

Email: deans88@msn.com

With a copy to:

Frost Brown Todd

William Strench

400 W. Market Street, Suite 3200

Louisville, KY 40202-3363

Sellers:

Michael A. S. Green/Adrienne Green/Martin Green

43 Riviera Drive – Unit 6

Markham, Ontario

L3R 5J6

Facsimile: (905) 479-9472

Email: mgreen@miad.com

With a copy to

Conway Kleinman Kornhauser, LLP

Barristers & Solicitors

390 Bay Street – Suite 1102

Toronto, Ontario

M5H 2Y2

Attention: David N. Kornhauser

Facsimile: (416) 368-5454

Email: dkornhauser@ckkg.com

Either Party may change his or its respective address for purposes of this Section 5.2 by giving the other Party Notice of the new address in the manner set forth above.

5.3

Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, and if any provision of this Agreement shall be or become prohibited or invalid in whole or in part for any reason whatsoever, that provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remaining portion of that provision or the remaining provisions of this Agreement.

5.4

Non-Waiver. The waiver of any Party of a breach or a violation of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach or violation of any provision of this Agreement.

5.5

Amendment. No amendment or modification of this Agreement shall be deemed effective unless and until it has been executed in writing by the Parties to this Agreement. No term or condition of this Agreement shall be deemed to have been waived, nor shall there by any estoppel to enforce any provision of this Agreement, except by a written instrument that has been executed by the Party charged with such waiver or estoppel.

5.6

Inurement. This Agreement shall be binding upon all of the Parties, and it shall benefit, respectively, each of the Parties, and their respective successors and assigns. This Agreement shall not be assignable by any Party. There are no third party beneficiaries to this Agreement.

5.7

Headings. The headings to this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

5.8

Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute a single instrument.

5.9

Survival Of Representations And Warranties. Each covenant, agreement, representation and warranty of the Parties under this Agreement shall survive for one year the execution of this Agreement and the performance of each respective Party’s obligations pursuant to this Agreement.

IN WITNESS WHEREOF, this Agreement is executed on the dates set forth below to be effective as of the Effective Date.

Date: May 27, 2004
Dean Dumont, individually

Date: May 27, 2004
Michael A. S. Green, individually

Date: May 27, 2004
Adrienne Green, individually

Date: May 27, 2004
Martin Green, individually